AMENDMENT TO GROUND LEASE
                            -------------------------

     THIS AMENDMENT TO GROUND LEASE is made and entered into as of this 30 day
                                                                        --
of November, 2004, by and between (i) REALM NATIONAL INSURANCE COMPANY, a New York insurance company ("Landlord") and (ii) CHARYS HOLDING COMPANY INC., a
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Georgia corporation ("Tenant").
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                                   WITNESSETH:

     Landlord and Tenant entered into a Ground Lease covering certain real property located in Stanly County, North Carolina, dated May 26, 2004 on the terms and conditions set forth therein.

     For and in consideration of the rents, covenants and agreements therein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Ground Lease, in accordance with Section 24 (f) thereof, as set forth herein.

     1.     Basic Rent and Additional Rent. The Parties agree that Section 3(a)
            ------------------------------
of the Ground Lease is hereby amended to delete the phrase "180 days" and to replace it with the phrase "270 days."

     Except as modified by this Amendment, the Ground Lease shall remain in full force and effect. In the event of any conflict between the terms of the Ground Lease and the terms of this Amendment, the terms of this Amendment shall control.

          IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed under seal as of the date first above written.

TENANT:                    LANDLORD:


CHARYS HOLDING COMPANY, INC.        REALM NATIONAL INSURANCE COMPANY

By: /s/ Billy V. Ray, Jr.           By:/s/ Mark Sioma
   -----------------------------       ---------------------------
   Name: Billy V. Ray, Jr.             Name: Mark Sioma
   Title: CEO                          Title: President

Attest: ILLEGIBLE                   Attest: ILLEGIBLE
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Witness: ILLEGIBLE                  Witness: ILLEGIBLE
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